                                                                 EXHIBIT 10.2(Y)
                                                                 ---------------
                                FIRST AMENDMENT
                                ---------------
                                      TO
                                      --
                          SECOND AMENDED AND RESTATED
                          ---------------------------
                               CREDIT AGREEMENT
                               ----------------

          THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 3, 1998 (this "Amendment"), is by and among CITATION CORPORATION, a Delaware corporation ("Citation" or the "Company"), CITATION AUTOMOTIVE SALES CORP., a Michigan corporation, MANSFIELD FOUNDRY CORPORATION, an Ohio corporation formerly known as MFC Acquisition Corporation, IROQUOIS FOUNDRY CORPORATION, a Wisconsin corporation formerly known as Iroquois Acquisition Corporation, OBERDORFER INDUSTRIES CORP., a New York corporation formerly known as OBI Acquisition Corp., BERLIN FOUNDRY CORPORATION, a Wisconsin corporation, CASTWELL PRODUCTS, INC., an Illinois corporation, TEXAS STEEL CORPORATION, a Texas corporation formerly known as TSC Acquisition Corporation, HI-TECH, INC., an Indiana corporation formerly known as HTC Acquisition Corporation, SOUTHERN ALUMINUM CASTINGS COMPANY, an Alabama corporation, BOHN ALUMINUM, INC., an Indiana corporation formerly known as BAC Acquisition Corporation, TSC TEXAS CORPORATION, a Delaware corporation, TEXAS FOUNDRIES, LTD., a Texas limited partnership, MABRY FOUNDRY COMPANY, LTD., a Texas limited partnership, CITATION CASTINGS, INC., an Alabama corporation, INTERSTATE FORGING INDUSTRIES, INC., a Wisconsin corporation, INTERSTATE SOUTHWEST, LTD., a Texas limited partnership, ISW TEXAS CORPORATION, a Delaware corporation, CAMDEN CASTING CENTER, INC., a Tennessee corporation, DYCAST, INC., a Delaware corporation, and CITATION PRECISION, INC., a California corporation (together with Citation, collectively, the "Borrowers" and, individually, a "Borrower"), the banks and other lenders identified on the signature pages hereof (collectively, the "Banks" and, individually, a "Bank"), THE FIRST NATIONAL BANK OF CHICAGO, a national banking association, successor to NBD Bank, a Michigan banking corporation, as administrative and syndication agent (in such capacity, the "Administrative Agent") for the Banks, and SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association formerly known as SouthTrust Bank of Alabama, National Association, as collateral agent (in such capacity, the "Collateral Agent", and together with the Administrative Agent, collectively, the "Agents" and, individually, an "Agent") for the Banks.

                                 INTRODUCTION
                                 ------------

     The Borrowers, certain Banks (collectively, the "Existing Banks" and, individually, an "Existing Bank") and the Agents have entered into the Second Amended and Restated Credit Agreement, dated as of August 3, 1998 (as amended or modified from time to time, the "Credit Agreement"), pursuant to which the Existing Banks provide to the Borrowers a revolving credit facility in the aggregate principal amount of $300,000,000. The Borrowers now desire to increase the aggregate principal amount of such revolving credit facility to $400,000,000 and otherwise to amend the Credit Agreement in certain respects, and the Banks and the Agents are willing to provide for such increase and other amendments, all on the terms and conditions herein set forth.

     NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein and in the Credit Agreement contained, the Borrowers, the Banks and the Agents hereby agree as follows:

                  ARTICLE 1.  AMENDMENTS TO CREDIT AGREEMENT
                  ------------------------------------------

     On the date (the "Amendment Date") all conditions precedent set forth in
Article 2 are satisfied, the Credit Agreement hereby is amended, and the parties hereby otherwise agree, as follows.

     1.1  Each Bank party hereto (including each such Bank that is an Existing
Bank) shall be deemed a Bank party to the Credit Agreement with a Commitment in the amount of the respective "Commitment Amount" for each such Bank set forth next to the name of each such Bank on the signature pages of this Amendment (which Commitment, in the case of each Existing Bank, shall replace its existing Commitment under the Credit Agreement), and, to the extent of such

Commitment pursuant to this Amendment, each such Bank party hereto shall have the rights and obligations of a Bank under the Credit Agreement.

     1.2 By executing and delivering this Amendment, the Banks and the Agents confirm to and agree with each other and the other parties hereto as follows:
(i) none of the Banks and the Agents makes any representation or warranty or assumes any responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (ii) none of the Banks and the Agents makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) each Bank confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.1(k) of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and the Credit Agreement; (iv) each Bank will, independently and without reliance upon either Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, make and continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (v) each Bank appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (vi) each Bank agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank.

          1.3 The initial Borrowing under the Credit Agreement after giving effect to this Amendment shall, subject to the terms and conditions of the Credit Agreement and this Amendment, be made on the Amendment Date and shall be a Borrowing of Revolving Credit Loans in an aggregate principal amount not less than the aggregate outstanding principal amount of the existing Loans made by the Existing Banks under the Credit Agreement (the "Restated Debt"). Notwithstanding anything in this Amendment, the Credit Agreement or any of the other Loan Documents to the contrary, the Borrowers, the Banks and the Agents hereby agree that such initial Borrowing shall be funded as follows:

          (i) each Existing Bank, in its capacity as a Bank under the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement"), shall automatically be deemed to have already funded to the Administrative Agent (and the Administrative Agent likewise shall automatically be deemed to have already disbursed to the Borrowers) an amount of such initial Borrowing equal to the portion of the Restated Debt held by such Bank;

          (ii) each Bank that is not an Existing Bank shall fund to the Administrative Agent an amount of such initial Borrowing equal to such Bank's pro rata share thereof based on such Bank's respective Commitment amount under the Amended Credit Agreement;

          (iii)  if the amount deemed funded by any Bank under clause
          (i) above is less than such Bank's pro rata share of such initial Borrowing (based on such Bank's respective Commitment amount under the Amended Credit Agreement), then such Bank shall fund, by the actual transfer to the Administrative Agent of immediately available funds, the amount equal to such shortage;

          (iv)   if the amount deemed funded by any Bank under clause
          (i) above exceeds such Bank's pro rata share of such initial Borrowing (based on such Bank's respective Commitment amount under the Amended Credit Agreement), then the Administrative Agent shall remit to such Bank a portion of the amounts funded under clauses (ii) and (iii) above equal to such excess; and

          (v) any portion of the amounts funded by the Banks under clauses (ii) and (iii) above remaining after the Administrative Agent has remitted all amounts required to be remitted to the Banks under clause (iv) above shall be made available to the Borrowers in accordance with Section 2.4(a) of the Credit Agreement;

such that thereupon (A) each Bank shall have funded a portion of such initial Borrowing in a net amount equal to its pro rata share thereof (based on such Bank's respective Commitment amount under the Amended Credit Agreement), and (B) all existing Loans shall be deemed restated and replaced by such initial Borrowing.

     1.4 Section 5.2(o) of the Credit Agreement is amended and restated in full as follows:

          (o) Neither Citation nor any Consolidated Entity will redeem, purchase or retire any of its capital stock or partnership or other ownership interests or grant or issue any warrant, right or option pertaining thereto or other security convertible into any of the foregoing, or permit any redemption or retirement of the outstanding capital stock or partnership or other ownership interests of Citation or of any Consolidated Entity; provided, however, that this Section
                                    --------  -------
     5.2(o) shall not prohibit the redemption, repurchase, retirement or other acquisition by Citation of its common stock to the extent the aggregate consideration paid by Citation and the Consolidated Entities in connection with all such redemptions, repurchases, retirements and other acquisitions after the Effective Date does not exceed $10,000,000. No Consolidated Entity will issue any capital stock or partnership or other ownership interests or grant or issue any warrant, right or option pertaining thereto or other security convertible into any of the foregoing. Notwithstanding anything in this Agreement to the contrary, this Section 5.2(o) shall not prohibit the transactions of Citation and the Consolidated Entities in the ordinary course of business under, and in accordance with the terms of, the following: (i) Citation Corporation 1994 Incentive Award Plan;
     (ii) Citation Corporation Employee Stock Purchase Plan; (iii) Citation Corporation Non-Qualified Stock Option Plan For Non-Employee Directors; (iv) Citation Corporation Stock Plan for Non-Employee Directors; (v) 401(k) plans for Citation and numerous of the Consolidated Entities (in all of which participants may invest elective deferral accounts and employer matching contribution accounts in Citation stock); and (vi) other plans established from time to time by Citation and the Consolidated Entities that are reasonably determined by the Administrative Agent to be of a similar nature to those described in the foregoing clauses (i)-(v), provided that, prior to the establishment of any such plan, Citation furnishes to the Administrative Agent such information about such plan and copies of such documents relating thereto as the Administrative Agent may reasonably request for the purpose of making the determination required under this clause (vi).

                       ARTICLE 2.  CONDITIONS PRECEDENT
                       --------------------------------

     As conditions precedent to the effectiveness of the amendments set forth in
Article 1 of this Amendment, the Administrative Agent and the Banks shall receive the following documents, and the following matters shall be completed, all in form and substance satisfactory to the Administrative Agent:

     2.1 This Amendment duly executed on behalf of the Borrowers, the Banks and the Agents.

     2.2 The Borrowers shall execute and deliver to each Bank a Revolving Credit Note, in substantially the form annexed to the Credit Agreement as Exhibit B-1 (collectively, the "New Revolving Credit Notes" and, individually, a
-----------
"New Revolving Credit Note"), to replace the Revolving Credit Notes issued by the Borrowers to each of the Existing Banks under the Credit Agreement (collectively, the "Existing Revolving Credit Notes" and, individually, an "Existing Revolving Credit Note"). On the Amendment Date, in accordance with
Section 1.3 of this Amendment, the principal balance of the Existing Revolving Credit Notes shall be endorsed on the New Revolving Credit Notes. The execution and delivery of the New Revolving Credit Notes shall not in any circumstances be deemed a novation or to have terminated, extinguished or discharged the Borrowers' indebtedness evidenced by the Existing Revolving Credit Notes, all of which indebtedness shall continue under and be evidenced and governed by the New Revolving Credit Notes and the Credit Agreement, and the Banks shall be entitled to all of the benefits of the Security Documents with respect to the indebtedness evidenced by the

New Revolving Credit Notes. Upon receipt of its New Revolving Credit Note, each Existing Bank shall return to the Administrative Agent, and the Administrative Agent shall forward to the Company for cancellation, the Existing Revolving Credit Note held by such Existing Bank.

     2.3 The Borrowers shall have given to the Administrative Agent a Request for Borrowing in accordance with Section 2.4 of the Credit Agreement, subject to
Section 1.3 of this Amendment.

     2.4 The Borrowers shall have replaced all Loans outstanding on the Amendment Date with the Borrowing in accordance with Section 1.3, and shall have paid to the Administrative Agent for the account of the Existing Banks all accrued and unpaid interest through the Amendment Date on all Loans and all amounts owing under Section 3.9 of the Credit Agreement in connection with such replacement of the Loans, it being understood that the replacement of such Loans pursuant to Section 1.3 may result in a breaking of Eurodollar Rate Loan contracts, and amounts may be due under Section 3.9 of the Credit Agreement in connection therewith.

     2.5 The Borrowers shall have paid to the Administrative Agent and First Chicago Capital Markets, Inc. ("FCCM") all fees in accordance with that certain fee letter dated September 16, 1998 among Citation, the Administrative Agent and FCCM, and the Borrowers shall have paid to the Administrative Agent for the account of the Banks closing fees as follows: (a) for each of the Existing Banks, 0.025% of the amount of the Commitment of each such Existing Bank under the Credit Agreement before giving effect to this Amendment, and (b) for all Banks (including the Existing Banks, as applicable), 0.075% of the positive remainder, if any, determined by subtracting from the amount of the Commitment of each such Bank under the Credit Agreement after giving effect to this Amendment for the amount of the Commitment of such Bank under the Credit Agreement before giving effect to this Amendment. (For purposes of clarification, the amount of the Commitment under the Credit Agreement before giving effect to this Amendment, of each Bank that is not an Existing Bank, is $0.)

     2.6 An incumbency certificate of each Borrower, and certified copies of such documents evidencing necessary corporate action of the Borrowers with respect to this Amendment, the New Revolving Credit Notes and the transactions contemplated hereby as the Banks and the Administrative Agent may reasonably request.

     2.7 The favorable written opinion of counsel for the Borrowers with respect to such matters as the Banks and the Administrative Agent may reasonably request, dated as of the Amendment Date. The Borrowers hereby direct and authorize their counsel to deliver such opinion.

                  ARTICLE 3.  REPRESENTATIONS AND WARRANTIES
                  ------------------------------------------

     In order to induce the Banks and the Agents to enter into this Amendment, as of the Amendment Date each of the Borrowers hereby, jointly and severally, represents and warrants to the Banks and the Agents that:

     3.1 The execution, delivery and performance by such Borrower of this Amendment and the New Revolving Credit Notes are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms of such Borrower's charter or by-laws or partnership agreement, or of any contract or undertaking to which such Borrower is a party or by which such Borrower or its property is or may be bound or affected.

     3.2 This Amendment is, and each New Revolving Credit Note when delivered hereunder will be, a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms.

     3.3 No consent, approval or authorization of or declaration, registration or filing with any governmental authority or any nongovernmental person or entity, including without limitation any creditor, stockholder or member of such Borrower, is required on the part of such Borrower in connection with the execution, delivery and performance of this Amendment, the New Revolving Credit Notes or the transactions contemplated hereby or as a condition to the legality, validity or enforceability of this Amendment and the New Revolving Credit Notes.

     3.4 After giving effect to the amendments set forth in Article 1 of this Amendment, all representations and warranties contained in Article IV of the Credit Agreement and in the Security Documents are true and correct on and as of the Amendment Date as if such representations and warranties were made on and as of such date. No Default or Event of Default exists or has occurred and is continuing on the Amendment Date (whether before or after the effectiveness of this Amendment).

                           ARTICLE 4.  MISCELLANEOUS
                           -------------------------

     4.1 All references to the Credit Agreement in any of the other Loan Documents or any other document, instrument or certificate referred to in the Credit Agreement or delivered in connection therewith or pursuant thereto, hereafter shall be deemed references to the Credit Agreement, as amended hereby.

     4.2 The other Loan Documents, any and all certificates or financing statements executed pursuant to the Credit Agreement or in connection therewith and, subject to the amendments herein provided, the Credit Agreement shall in all respects continue in full force and effect.

     4.3 Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The headings of the various subdivisions hereof are for the convenience of reference only and shall in no way modify any of the terms or provisions hereof.

     4.4 This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

     4.5 The Borrowers, jointly and severally, agree to pay the reasonable fees and expenses of Dickinson Wright, counsel for the Administrative Agent, in connection with the negotiation and preparation of this Amendment and in connection with advising the Administrative Agent as to its rights and responsibilities with respect thereto.

     4.6 This Amendment may be executed upon any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

               [The rest of this page intentionally left blank.]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                 CITATION CORPORATION,
                                 CITATION AUTOMOTIVE SALES CORP.,
                                 MANSFIELD FOUNDRY CORPORATION,
                                 IROQUOIS FOUNDRY CORPORATION,
                                 OBERDORFER INDUSTRIES CORP.,
                                 BERLIN FOUNDRY CORPORATION,
                                 CASTWELL PRODUCTS, INC.,
                                 TEXAS STEEL CORPORATION,
                                 HI-TECH, INC., SOUTHERN ALUMINUM
                                 CASTINGS COMPANY, BOHN ALUMINUM,
                                 INC., TEXAS FOUNDRIES, LTD, by Texas Steel
                                 Corporation, its General Partner,
                                 MABRY FOUNDRY COMPANY, LTD.,
                                 by Texas Steel Corporation, its General
                                 Partner,
                                 CITATION CASTINGS, INC.,
                                 INTERSTATE FORGING INDUSTRIES,
                                 INC., INTERSTATE SOUTHWEST, LTD.,
                                 by Texas Steel Corporation, its General
                                 Partner,
                                 CAMDEN CASTING CENTER, INC.,
                                 DYCAST, INC. and CITATION PRECISION,
                                 INC.

                                 By /s/ R. Conner Warren
                                    --------------------------------------------
                                     R. Conner Warren, signing on behalf of each
                                     of them as Vice President of each of them


                                 TSC TEXAS CORPORATION

                                 By /s/ Thomas W. Burleson
                                    --------------------------------------------
                                     Thomas W. Burleson
                                     Its Vice President


                                 ISW TEXAS CORPORATION

                                 By /s/ Thomas W. Burleson
                                    --------------------------------------------
                                     Thomas W. Burleson
                                     Its Vice President

                                             THE FIRST NATIONAL BANK OF
                                             CHICAGO, as a Bank and as the
                                             Administrative Agent

Commitment Amount:  $40,000,000              By /s/ George C. Plunkett
                                                --------------------------------
Percentage of
 Total Commitment:  10%                         Its Vice President
                                                    ----------------------------
                                             SOUTHTRUST BANK, NATIONAL
                                             ASSOCIATION, as a Bank and as the
                                             Collateral Agent

Commitment Amount:  $40,000,000              By /s/ Alan T. Drennen III
                                                --------------------------------
Percentage of
 Total Commitment:  10%                         Its Group Vice President
                                                    ----------------------------

                                             AMSOUTH BANK

Commitment Amount:  $36,000,000              By /s/ Harry M. Waugh III
                                                --------------------------------
Percentage of
 Total Commitment:  9%                          Its Vice President
                                                    ----------------------------

                                             FIRST UNION NATIONAL BANK

Commitment Amount:  $30,000,000              By /s/ Mark B. Felker
                                                --------------------------------
Percentage of
 Total Commitment:  7.5%                        Its Senior Vice President
                                                    ----------------------------

                                             CREDIT LYONNAIS ATLANTA AGENCY
Commitment Amount:  $30,000,000              By /s/ David M. Cawrse
                                                --------------------------------
Percentage of
 Total Commitment:  7.5%                        Its First VP & Manager
                                                    ----------------------------

                                             BRANCH BANKING & TRUST COMPANY

Commitment Amount:  $25,000,000              By Thatcher L. Townsend III
                                                --------------------------------
Percentage of
 Total Commitment:  6.25%                       Its Vice President
                                                    ----------------------------

                                             SUNTRUST BANK, ATLANTA

Commitment Amount:  $25,000,000              By /s/ David J. Edge
                                                --------------------------------
Percentage of
 Total Commitment:  6.25%                       Its Vice President
                                                    ----------------------------

                                             and By /s/ Carolyn S. McMullen
                                                    ----------------------------

                                                Its Bank Officer
                                                    ----------------------------

                                             CIBC INC.

Commitment Amount:  $20,000,000              By /s/ Cyd Petre
                                                --------------------------------
Percentage of
 Total Commitment:  5%                          Its Executive Director
                                                    ----------------------------

                                             SCOTIABANC INC.

Commitment Amount:  $20,000,000              By /s/ Frank F. Sandler
                                                --------------------------------
Percentage of
 Total Commitment:  5%                          Its Relationship Manager
                                                    ----------------------------

                                             NATIONAL CITY BANK OF KENTUCKY

Commitment Amount:  $18,000,000              By /s/ Kevin C. Anderson
                                                --------------------------------
Percentage of
 Total Commitment:  4.5%                        Its Vice President
                                                    ----------------------------

                                             MELLON BANK, N.A.

Commitment Amount:  $17,000,000              By /s/ Roger N. Stanier
                                                --------------------------------
Percentage of
 Total Commitment:  4.25%                       Its Vice President
                                                    ----------------------------

                                             MICHIGAN NATIONAL BANK

Commitment Amount:  $15,000,000              By Eric Haeger
                                                --------------------------------
Percentage of
 Total Commitment:  3.75%                       Its Commercial Relationship
                                                    -----------------------
                                                    Manager
                                                    -------

                                             COMERICA BANK

Commitment Amount:  $15,000,000              By /s/ David W. Shirey
                                                --------------------------------
Percentage of
 Total Commitment:  3.75%                       Its Asst. Vice President
                                                    ----------------------------

                                             NATIONSBANK, N.A.

Commitment Amount:  $15,000,000              By /s/ Nan C. Hillis
                                                --------------------------------
Percentage of
 Total Commitment:  3.75%                       Its Senior Vice President
                                                    ----------------------------

                                             PNC BANK, NATIONAL ASSOCIATION

Commitment Amount:  $14,000,000              By /s/ David W. Mengel
                                                --------------------------------
Percentage of
 Total Commitment:  3.5%                        Its Senior Vice President
                                                    ----------------------------

                                             BANK OF TOKYO-MITSUBISHI, LTD.

Commitment Amount:  $10,000,000              By /s/ G. Englund
                                                --------------------------------
Percentage of
 Total Commitment:  2.5%                        Its V.P. & Manager
                                                    ----------------------------

                                             DEPOSIT GUARANTY NATIONAL BANK

Commitment Amount:  $10,000,000              By /s/ Steven C. Krohn
                                                --------------------------------
Percentage of
 Total Commitment:  2.5%                        Its Senior Vice President
                                                    ----------------------------

                                             THE SUMITOMO BANK, LIMITED

Commitment Amount:  $10,000,000              By /s/ Gary Franke
                                                --------------------------------
Percentage of
 Total Commitment:  2.5%                        Its Vice President & Manager
                                                    ----------------------------

                                             COMPASS BANK

Commitment Amount:  $10,000,000              By /s/ Eric Cates
                                                --------------------------------
Percentage o
 Total Commitment: 2.5%                         Its Sr. Vice President
                                                    ----------------------------



Total Commitment Amount
 of all Banks:  $400,000,000